Exhibit 10.1

APPIAN CORPORATION

2007 STOCK OPTION PLAN

1. Establishment, Purpose and Term of Plan.

1.1 Establishment. The Appian Corporation 2007 Stock Option Plan (the “Plan”) is hereby established effective as of May 7, 2007 (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company. Notwithstanding the foregoing, if the maximum number of shares of Stock issuable pursuant to the Plan as provided in Section 4.1 has been increased at any time, all Incentive Stock Options shall be granted, if at all, no later than the last day preceding the tenth (10th) anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of shares of Stock issuable under the Plan was approved by the stockholders of the Company or (b) the date such amendment was adopted by the Board.

2. Definitions and Construction.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b) “Cause” means:

(i) where an Optionee has a written employment agreement with a Participating Company in which the term “Cause” is defined, such definition, or

(ii) where an Optionee does not have such a written employment agreement, (i) indictment or conviction of the Optionee for the commission of a felony, (ii) commission by the Optionee of one or more acts involving fraud or moral turpitude, (iii) misappropriation by the Optionee of any assets of the Corporation, its Parent Corporation or Subsidiary Corporation, (iv) misconduct by the Optionee which is materially injurious to the Corporation, its Parent Corporation or a Subsidiary Corporation, or (v) the determination by the Board that the Optionee has materially and willfully failed to perform his or her duties, such determination having been made in good faith (where “willful” means an act done, or omitted to 2007 Appian Stock Option Plan be done, that the Optionee knew or reasonably should have known not to be in the best interest of the Corporation, its Parent Corporation or a Subsidiary Corporation).

(c) “Change of Control” means (i) a sale or exchange by the stockholders of more than fifty percent (50%) of the Company’s voting stock (whether in a single or a series of related transactions), (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (whether in a single or a series of related transactions), or (iv) a liquidation or dissolution of the Company, wherein, upon any such event in (i) – (iv), the stockholders of the Company immediately before such event do not retain immediately after such event direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred, as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of such event, own the Company or the transferee corporation(s), as the case may be, either directly or through one or more subsidiary corporations. Notwithstanding the foregoing definition, there shall be no Change of Control as a result of any stockholder’s transferring all or any part of his shares of the Company’s voting stock to one or more trusts for the exclusive benefit of his spouse, children, parents or siblings or for their benefit and the stockholder’s benefit.

(d) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(e) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(f) “Company” means Appian Corporation, a Delaware corporation, or any successor corporation thereto.

(g) “Consultant” means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

(h) “Director” means a member of the Board or of the board of directors of any other Participating Company.

(i) “Disability” means the disability of an Optionee within the meaning of the Company’s long-term disability plan or, in the event the Company has no such plan, as defined in Section 22(e)(3) of the Code.

(j) “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” means, as of any date, if there is then a public market for the Stock, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Board deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

(m) “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(n) “Insider” means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(o) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(p) “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(q) “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

(r) “Optionee” means a person who has been granted one or more Options.

(s) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(t) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(u) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(v) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(w) “Section 162(m)” means Section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66).

(x) “Securities Act” means the Securities Act of 1933, as amended.

(y) “Service” means an Optionee’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service. An Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Board, in its sole discretion, shall determine whether an Optionee’s Service has terminated and the effective date of such termination.

(z) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(aa) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(bb) “Ten Percent Owner Optionee” means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1 Administration by the Board. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.2 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

(a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

(b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee’s termination of employment or service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

(e) to approve one or more forms of Option Agreement;

(f) to amend, modify, extend, or renew, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

(g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee’s termination of Service with the Participating Company Group;

(h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

(i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

3.4 Non-uniform Determinations. Determinations by the Board under the Plan (including, without limitation, determinations of the persons to receive Options, the form, amount and timing of such Options, and the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by the Board selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

3.5 Limitation of Liability. No member of the Board or of a Committee shall be liable for any action or determination made in good faith with respect to the Plan or to any Option.

3.6 Committee Complying with Section 162(m). If a Participating Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million four hundred ninety six thousand four hundred thirty eight (2,496,438) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled, or if shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the Section 162(m) Grant Limit set forth in Section 5.4, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5. Eligibility and Option Limitations.

5.1 Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees” shall include prospective Employees to whom Options are granted in connection with written offers of employment with the Participating Company Group, and “Consultants” shall include prospective Consultants to whom Options are granted in connection with written offers of engagement with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

5.2 Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

5.3 Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having an aggregate Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising and separate certificates representing each such portion shall be issued upon the exercise of the Option. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

5.4 Section 162(m) Grant Limit. Subject to adjustment as provided in Section 4.2, at any such time as a Participating Company is a “publicly held corporation” within the meaning of Section 162(m), no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than Twenty Thousand (20,000) shares; provided, however, that the Company may make an additional onetime grant to any newly-hired Employee of an Option for the purchase of up to Fifty Thousand (50,000) shares (the “Section 162(m) Grant Limit”). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

6. Terms and Conditions of Options. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Notwithstanding any Board action or any resolution or other written document indicating that an Option shall be or is granted pursuant to this Plan, no Option or right to purchase shares of Common Stock which would be subject to such Option shall be deemed to have been granted unless and until the Optionee and the Company execute and deliver an Option Agreement relating to such Option. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences service with a Participating Company, and (d) no Option shall be exercisable unless and until (i) there is a Change of Control or (ii) the Company makes an underwritten public offering of its Stock pursuant to an effective registration statement filed under the Securities Act, whichever occurs first.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iii) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Cashless Exercise. The Company reserves, at any and all times, the right, in the Board’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Board, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group’s tax withholding obligations have been satisfied by the Optionee.

6.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of any Option.

6.6 Certificate Registration. Except in the event the exercise price of an Option is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, if requested by the Optionee, in the name of the Optionee and his or her spouse, or, if applicable, in the names of the heirs of the Optionee or such other person or persons who acquired the right to exercise the Option in accordance with the terms of the Plan and the Option Agreement.

6.7 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise determined by the Board in its discretion, an Option shall be exercisable after an Optionee’s termination of Service as follows:

(i) Death. If the Optionee’s Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death within one (1) year (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee’s Service terminated but in any event not later than the date that the Option’s term expires as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(ii) For Cause. If the Optionee’s Service with the Participating Company Group is terminated for Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may not be exercised by the Optionee after the date on which the Optionee’s Service terminated (unless otherwise determined by the Board, in its sole discretion).

(iii) Other Termination of Service. If the Optionee’s Service with the Participating Company Group terminates for any reason, except death or for Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee within thirty (30) days (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.7(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

(c) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.7(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(d) Leave of Absence. For purposes of Section 6.7(a), the Optionee’s Service with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Board of (i) ninety (90) days or less or (ii) a longer period of leave if the Optionee’s right to return to Service with the Participating Company Group after such longer period is guaranteed by statute or contract.

6.8 Rights as a Stockholder, Employee or Consultant. No person shall have any rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing in the Plan or in any Option Agreement shall confer upon any Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee’s Service as an Employee or Consultant, as the case may be, at any time.

6.9 Restrictions on Disposition of Stock. The Board may, in its sole discretion, condition the grant of an Option on an agreement by the Optionee with respect to the disposition of Stock issuable upon the exercise of the Option.

7. Standard Forms of Option Agreement.

7.1 Incentive Stock Options. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an “Incentive Stock Option” shall comply with and be subject to the terms and conditions set forth in the form of an Incentive Stock Option Agreement adopted by the Board and as amended from time to time.

7.2 Nonstatutory Stock Options. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a “Nonstatutory Stock Option” shall comply with and be subject to the terms and conditions set forth in the form of a Nonstatutory Stock Option Agreement adopted by the Board and as amended from time to time.

7.3 Standard Term of Options. Except as otherwise provided in Section 6.2 or by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

7.4 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company’s right to repurchase any unvested shares of Stock acquired by an Optionee upon the exercise of an Option in the event such Optionee’s Service with the Participating Company Group is terminated for any reason, with or without Cause.

8. Reorganization or Dissolution.

8.1 Effect of Reorganization on Options.

(a) Definition of Reorganization. A “Reorganization” shall be deemed to occur in the event of (a) a merger or consolidation in which the Company is a party or (b) the sale, exchange or transfer of all or substantially all of the assets of the Company, wherein, in either such event, the stockholders of the Company immediately before such event do not retain immediately after such event direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Reorganization, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations.

(b) Action by Acquiring Corporation. In the event of a Reorganization, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under each outstanding Option or substitute for each outstanding Option a substantially equivalent option for the Acquiring Corporation’s stock. In the event that the Acquiring Corporation refuses to assume or substitute for each outstanding Option, any Option, which is not exercised as of the date of the Reorganization, shall terminate and cease to be outstanding effective as of the date of the Reorganization.

(c) Definition of an Assumed Option. For the purposes of this Section 8.1, an Option shall be deemed assumed if, following the Reorganization, the Option confers the right to purchase, for each share of Stock subject to the Option immediately prior to the Reorganization, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Reorganization was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Reorganization is not solely common stock of the Acquiring Corporation, the Board may, with the consent of the Acquiring Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Stock subject to the Option, to be solely common stock of the Acquiring Corporation equal in fair market value to the per share consideration received by holders of the Stock in the Reorganization.

8.2 Dissolution. In the event of the proposed dissolution or liquidation of the Company, the Company shall notify each Optionee at least thirty (30) days in advance of such proposed action. Options, to the extent not exercised, shall terminate and cease to be outstanding immediately prior to the consummation of such dissolution or liquidation.

9. Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Nonstatutory Stock Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

10. Compliance with Securities Law. The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

11. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

12. Surrender of Options. The Board, either at the time of grant of an Option, or at the request of the Optionee at the time of exercise of an Option, may provide for surrender of an Option and payment in consideration therefor of an amount per share equal to the difference between the exercise price per share and the Fair Market Value per share at the time of surrender of the Option. Such payments shall be made in cash; provided, however, that any such payment may, at the option of the Board, be made in whole or in part in Stock.

13. Termination or Amendment of Plan. The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Appian Corporation 2007 Stock Option Plan was duly adopted by the Board on May 7, 2007 and by the Shareholders of the Company on May 7, 2007.

/s/
Michael Beckley

Secretary

PLAN HISTORY

May 7, 2007	Board adopts Plan, with an initial reserve of 1,000,000 shares of Stock.

May 7, 2007	Stockholders approve Plan, with an initial reserve of 1,000,000 shares of Stock.

July 7, 2008	Board increases the initial reserve of shares of Stock from 1,000,000 to 2,496,438.

July 7, 2008	Stockholders approve the Board’s increase of the initial reserve of shares of Stock from 1,000,000 to 2,496,438.

AMENDMENT NO. 1

TO

2007 STOCK OPTION PLAN

The Appian Corporation 2007 Stock Option Plan (the “Plan”), is hereby amended by the Board of Directors and stockholders of Appian Corporation, a Delaware corporation, as follows:

Section 4.1 of the Plan is hereby amended by deleting Section 4.1 and substituting therefor the following:

“Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million four hundred ninety six thousand four hundred thirty eight (2,496,238) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled, or if shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.”

ADOPTED BY BOARD OF DIRECTORS:	July 7, 2008

ADOPTED BY STOCKHOLDERS:	July 7, 2008

AMENDMENT NO. 2

TO

2007 STOCK OPTION PLAN

The Appian Corporation 2007 Stock Option Plan (the “Plan”), is hereby amended by the Board of Directors of Appian Corporation, a Delaware corporation, as follows:

Section 6.2 of the Plan is hereby amended by deleting Section 6.2 and substituting therefor the following:

“Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences service with a Participating Company, and (d) except for any earlier exercise date or event as may be provided from time to time by the Board in its sole discretion, no Option shall be exercisable unless and until the earlier to occur of (i) a Change of Control and (ii) the Company makes an underwritten public offering of its Stock pursuant to an effective registration statement filed under the Securities Act.”

ADOPTED BY BOARD OF DIRECTORS:	February 21, 2014

AMENDMENT NO. 3

TO

2007 STOCK OPTION PLAN

The Appian Corporation 2007 Stock Option Plan (the “Plan”), is hereby amended by the Board of Directors and stockholders of Appian Corporation, a Delaware corporation, as follows:

Section 4.1 of the Plan is hereby amended by deleting Section 4.1 and substituting therefor the following:

“Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be four million seven hundred fifty seven thousand six hundred ten (4,757,610) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled, or if shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.”

ADOPTED BY BOARD OF DIRECTORS:	November 17, 2015

ADOPTED BY STOCKHOLDERS:	November 17, 2015

AMENDMENT NO. 4

TO

2007 STOCK OPTION PLAN

The Appian Corporation 2007 Stock Option Plan (the “Plan”), is hereby amended by the Board of Directors and stockholders of Appian Corporation, a Delaware corporation, as follows:

Section 4.1 of the Plan is hereby amended by deleting Section 4.1 and substituting therefor the following:

“Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be eight million four hundred thirteen thousand seven hundred seventy (8,413,770) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled, or if shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.”

ADOPTED BY BOARD OF DIRECTORS:	July 20, 2016

ADOPTED BY STOCKHOLDERS:	July 20, 2016

Option Grant No.

APPIAN CORPORATION

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (the “Option Agreement”) is made and entered into by and between Appian Corporation (the “Company”) and (the “Optionee”).

The Company has granted to the Optionee pursuant to the Appian Corporation 2007 Stock Option Plan (the “Plan”) an option to purchase certain shares of Stock upon the terms and conditions set forth in this Option Agreement (the “Option”). The Option shall in all respects be subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference.

1. Definitions and Construction.

1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Date of Option Grant” means.

(b) “Number of Option Shares” means shares of Stock, as adjusted from time to time pursuant to Section 7.

(c) “Exercise Price” means per share of Stock, as adjusted from time to time pursuant to Section 7.

(d) “Initial Vesting Date” means the date occurring one (1) year after the Date of Option Grant.

(e) “Vested Percentage” means, on any relevant date, the percentage determined as follows:

(i) Prior to the Initial Vesting Date, the Vested Percentage shall be zero percent (0%).

(ii) On the Initial Vesting Date, provided the Optionee’s Service is continuous from the Date of Option Grant until the Initial Vesting Date, the Vested Percentage shall be twenty percent (20%).

(iii) For each full year of the Optionee’s continuous Service from the Initial Vesting Date, the Vested Percentage shall be increased by an additional twenty percent (20%), but in no event beyond one hundred percent (100%).

(f) “Option Expiration Date” means the date ten (10) years after the Date of Option Grant.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. Tax Status of Option. This Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee’s own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options held by the Optionee (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than One Hundred Thousand Dollars ($100,000), the Optionee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)

3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board, including any duly appointed Committee of the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

4. Exercise of the Option.

4.1 Right to Exercise. Except as otherwise provided herein or in the Plan, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Percentage less the number of shares previously acquired upon exercise of the Option. As provided in the Plan, the Option is not exercisable unless and until (i) there is a Change of Control or (ii) the Company makes an underwritten public offering of its Stock pursuant to an effective registration statement filed under the Securities Act (an “Initial Public Offering”), whichever occurs first. In the event of a Change of Control prior to the termination of the Option (as provided in Section 6) and prior to an Initial Public Offering, the Option shall be exercisable immediately prior to the effective date of the Change of Control in an amount not to exceed the Number of Option Shares multiplied by the Vested Percentage less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

4.2 Method of Exercise. Exercise of the Option shall be by written notice to the Company, in the form attached hereto as Exhibit A, which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered

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mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

4.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by means of a Cashless Exercise, as defined in Section 4.3(b), or (iii) by any combination of the foregoing.

(b) Cashless Exercise. A “Cashless Exercise” means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to decline to approve or terminate any such program or procedure.

4.4 Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

4.5 Certificate Registration. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, if requested by the Optionee, in the name of the Optionee and his or her spouse, or, if applicable, in the names of the heirs of the Optionee or such other person or persons who acquired the right to exercise the Option in accordance with the terms of the Plan and the Option Agreement.

4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to

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compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

5. Nontransferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in the Plan, may be exercised by the Optionee’s legal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee’s Service as described in the Plan, or (c) a Reorganization or a dissolution or liquidation of the Company to the extent provided in the Plan.

7. Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the “New Shares”), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment

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pursuant to this Section shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section shall be final, binding and conclusive.

8. Rights as a Stockholder, Employee or Consultant. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 7. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee’s Service as an Employee or Consultant, as the case may be, at any time.

9. Notice of Sales Upon Disqualifying Disposition. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant and shall provide the Company with a description of the terms and circumstances of such disposition. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

10. Tag-Along and Drag-Along Right. If the Optionee exercises the Option in connection with a Change of Control transaction, the Optionee shall have both the right and the obligation to sell the shares of Stock acquired pursuant to the exercise of the Option on the same terms and conditions and at the same price per share offered to the stockholders of the Company who own a majority of the outstanding shares of the Company’s Stock and who are selling in the Change of Control transaction. The rights and obligations in this Section 10 shall lapse upon the closing of an underwritten public offering of the Company’s Stock pursuant to an effective registration statement filed under the Securities Act.

11. Public Offering. The Optionee hereby agrees that in the event of any underwritten public offering of stock made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of

5

time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

12. Legends. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

13. Binding Effect. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

14. Termination or Amendment. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in the Plan in connection with a Reorganization or a dissolution or liquidation of the Company, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law, regulation or rule, or is required to enable the Option to qualify as an Incentive Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.

15. Integrated Agreement. This Option Agreement, the Stock Purchase Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

16. Applicable Law. This Option Agreement shall be governed by the laws of the Commonwealth of Virginia as such laws are applied to agreements between Virginia residents entered into and to be performed entirely within the Commonwealth of Virginia.

APPIAN CORPORATION

By:

Title:	CEO

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The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement. The undersigned acknowledges receipt of a copy of the Plan.

OPTIONEE

Date:

Exhibit A - Exercise Notice

7

AMENDMENT NO. 1

TO

INCENTIVE STOCK OPTION AGREEMENT

The Appian Corporation Incentive Stock Option Agreement (the “Agreement”), is hereby amended by the Board of Directors of Appian Corporation, a Delaware corporation, as follows:

Section 4.1 of the Agreement is hereby amended by deleting Section 4.1 and substituting therefor the following:

“Right to Exercise. Except as otherwise provided herein or in the Plan, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Percentage less the number of shares previously acquired upon exercise of the Option. As provided in the Plan, except for any earlier exercise date or event as may be provided from time to time by the Board in its sole discretion, the Option is not exercisable unless and until the earlier to occur of (i) a Change of Control and (ii) the Company makes an underwritten public offering of its Stock pursuant to an effective registration statement filed under the Securities Act (an “Initial Public Offering”). In the event of a Change of Control prior to the termination of the Option (as provided in Section 6) and prior to an Initial Public Offering, the Option shall be exercisable immediately prior to the effective date of the Change of Control in an amount not to exceed the Number of Option Shares multiplied by the Vested Percentage less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.”

ADOPTED BY BOARD OF DIRECTORS:	February 21, 2014

Exhibit A

INCENTIVE STOCK OPTION

EXERCISE NOTICE

Date:

Appian Corporation

Attention: Chief Financial Officer

Ladies and Gentlemen:

1. Exercise of Option. The undersigned optionee (the “Optionee”) was granted an incentive stock option (the “Option”) to purchase shares of the common stock of Appian Corporation (the “Company”) pursuant to the Company’s 2007 Stock Option Plan (the “Plan”) and that certain Incentive Stock Option Agreement between the Company and undersigned dated                         , 200     (the “Option Agreement”). The Grant Number of the Option is                     . The Optionee hereby elects to exercise the Option as to a total of                      shares of the common stock of the Company (the “Shares”).

2. Payment. Enclosed herewith is full payment in the aggregate amount of $                     (representing $             per share) for the Shares in the manner set forth in the Option Agreement. The Optionee authorizes payroll withholding and otherwise will make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any.

3. Binding Effect. The Optionee agrees that the Shares are being acquired by the Optionee in accordance with and subject to the terms, provisions and conditions of the Option Agreement. This Agreement shall inure to the benefit of and be binding upon the Optionee’s heirs, executors, administrators, successors and assigns.

4. Certificate Registration. The Optionee desires that the Shares be registered:

☐	the name of the Optionee, or

☐	in the name of the Optionee and the Optionee’s spouse, as joint tenants with right of survivorship.

Name of Optionee’s spouse:

Social Security Number of Spouse:

The Optionee’s address of record is:

and the Optionee’s Social Security Number is:

5. Transfer. The Optionee agrees that the Optionee will promptly notify the Chief Financial Officer of the Company if the Optionee transfers any of the Shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years from the date of grant of the Option.

6. Representations. In order to induce the Company to sell the Shares to the Optionee, the Optionee does hereby represent, warrant, and covenant with the Company as follows:

(a) The Optionee is acquiring the Shares for his or her own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”) or any rule or regulation under the Securities Act.

(b) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information, documents, records and books pertaining to an investment in the Company as is necessary to permit him or her, either alone or together with his or her purchaser representative (if any), to evaluate the merits and risks of an investment in the Company.

(c) The Optionee has such knowledge or experience in financial and business matters that he or she is capable, either alone or together with his or her purchaser representative (if any), of evaluating the merits and risks of investing in the Company.

(d) The Optionee is able to bear the economic risk of the investment, which could result in a total loss of the investment.

7. Tax. The Optionee acknowledges that the Optionee has been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to the Optionee of the exercise of the Option.

8. Plan. I understand that I am purchasing the Shares pursuant to the terms of the Appian Corporation 2007 Stock Option Plan and my Option Agreement, copies of which I have received and carefully read and understand.

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Very truly yours,

(Signature)

(Optionee’s Name Printed)

Receipt of the above is hereby acknowledged.

APPIAN CORPORATION

By:

Title:

Date:

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